Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of April 28, 2023 (this “Amendment”) is entered into among Trimble Inc., a Delaware corporation (“Company”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Company, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of March 24, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 2 Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended pursuant to this Amendment, the “Credit Agreement”); and

WHEREAS, Company has requested that the Lenders and Administrative Agent amend the Existing Credit Agreement as set forth below;

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Each of the parties hereto agrees that, effective on the Amendment No. 2 Effective Date (as defined below), Section 5.02(d) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“(d) Sustainability Information. With respect to each calendar year (commencing with the calendar year ending 2022), as soon as available and in any event by the earlier of (i) the date that is 5 days after the date on which the Company delivers its KPI Metrics Reports (as defined in the Sustainability Schedule) to the Administrative Agent and (ii) the date that is 210 days following the end of such calendar year, a Sustainability Pricing Certificate for the most recently-ended calendar year; provided, that, for any calendar year the Company may elect not to deliver a Sustainability Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Sustainability Pricing Certificate by the end of such 5-day period or 210-day period (as applicable) shall result in the Sustainability Revolving Commitment Fee Adjustment and the Sustainability Margin Adjustment being applied as set forth in the Sustainability Schedule in respect of situations where the Sustainability Pricing Certificate is not so delivered by the end of such period).”

2.Condition Precedent. This Amendment shall be effective upon satisfaction of the following condition precedent (the date such conditions precedent are satisfied, the “Amendment No. 2 Effective Date”):

(a)The Administrative Agent shall have received counterparts of this Amendment, executed and delivered by Company, Administrative Agent and the Required Lenders (provided that the requirements of this clause (a) may be satisfied by customary written evidence reasonably satisfactory to Administrative Agent (which may include electronic transmission of a signed signature page) that such party has signed a counterpart to this Amendment).

3.Miscellaneous.

(a)The Existing Credit Agreement (as amended hereby), and the obligations of Company thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as expressly set forth

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herein, this Amendment shall not be deemed to be an amendment or modification of any other provisions of the Existing Credit Agreement or any other Loan Document or any right, power or remedy of the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement, any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment shall constitute a “Loan Document”.

(b)The Company (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)The Company hereby represents and warrants as follows:

(i)The execution and delivery by the Company of the Amendment and the performance by the Company of its obligations hereunder have been duly authorized by all necessary corporate (or equivalent) actions on the part of the Company.

(ii)The Company has the requisite power and authority and legal right to execute and deliver the Amendment and to perform its obligations hereunder. The Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(iii)The representations and warranties of the Company set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct on and as of such prior date.

(iv)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be
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promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(e)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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    Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

TRIMBLE INC.

By:    /s/ DAVID G. BARNES
Name: David G. Barnes
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

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BANK OF AMERICA, N.A.,
as a Lender

By:   /s/ KURT FUESS
Name: Kurt Fuess
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

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GOLDMAN SACHS BANK USA,
as a Lender

By:   /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:   /s/ GAMBO AUDU
Name: Gambo Audu
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

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TD BANK, N.A.
as a Lender

By:   /s/ BERNADETTE COLLINS
Name: Bernadette Collins
Title: SVP

[Signature Page to Amendment No. 2 to Credit Agreement]

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:   /s/ IRLEN MAK
Name: Irlen Mak
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

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The Bank of Nova Scotia,
as a Lender

By:   /s/ LUKE COPLEY
Name: Luke Copley
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:   /s/ DIANE TRUONG
Name: Diane Truong
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

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U.S. Bank National Association
as a Lender

By:   /s/ PATRICK MUN
Name: Patrick Mun
Title: SVP

[Signature Page to Amendment No. 2 to Credit Agreement]

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JPMORGAN CHASE BANK N.A.,
as a Lender

By:   /s/ RYAN ZIMMERMAN
Name: Ryan Zimmerman
Title: Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement]

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Nordea Bank ABP, New York Branch
as a Lender

By:   /s/ OLA ANDERSSEN
Name: Ola Anderssen
Title: First Vice President

By:   /s/ ANDERS HOLMGAARD
Name: Anders Holmgaard
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

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KBC Bank NV, New York Branch,
as a Lender

By:   /s/ NICHOLAS FIORE
Name: Nicholas Fiore
Title: Managing Director

By:   /s/ FRANK PAYNE
Name: Frank Payne
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

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ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ DAVID J. SMITH
Name:    David J. Smith
Title:    Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

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